                                                   EXHIBIT 99.1

                                   [Grahphic]
                          NATIONAL R.V. HOLDINGS, INC.


FOR IMMEDIATE RELEASE                Contact:
                                     Thomas Martini, CFO or
                                     Donna Dolan, Director Investor Relations
                                     800.322.6007
                                     ir@nrvh.com




           NATIONAL R.V. HOLDINGS ANNOUNCES FINANCIAL RESULTS FOR THE
                              FIRST QUARTER OF 2006


Perris, CA, May 9, 2006 - National R.V. Holdings, Inc. (NYSE: NVH), a leading manufacturer of recreational vehicles, today announced financial results for the quarter ended March 31, 2006, the first quarter of its fiscal year.

FIRST QUARTER OF 2006 RESULTS

Net sales for the first quarter of 2006 were $112.9 million, a decline of 10% when compared to net sales of $125.6 million for the first quarter of 2005. The Company recorded a net loss for the first quarter of 2006 of $2.1 million, compared with a net loss of $1.4 million in the prior year's first quarter. The loss in the first quarter of 2006 corresponded to a diluted loss per share of $0.20 compared to a diluted loss per share of $0.14 in the first quarter of 2005.

In the first quarter of 2006, the gross profit margin was 4.7%, which compares to a gross profit margin of 4.5% in the first quarter of 2005. Operating expenses for the first quarter of 2006 were $7.0 million, or 6.2% of net sales, compared to $6.9 million, or 5.5% of net sales, for the first quarter of 2005. The increase was due to the recognition of expenses related to stock based compensation arrangements required by Statement of Financial Accounting Standards (SFAS) No. 123 (R), which the Company was required to adopt beginning January 1, 2006.

"Despite a difficult Class A motorhome market, we were able to make progress towards our short-term goal of getting back to profitability," said Brad Albrechtsen, National R.V. Holdings' president and chief executive officer. "We improved our operating performance and reduced our quarterly loss from $7 million in the fourth quarter of 2005 to approximately $2 million in the first quarter of this year. We believe that our market share growth and cost reduction initiatives are working, and we remain optimistic about our ability to generate a profit in 2006."

Wholesale unit shipments of diesel motorhomes for the quarter ended March 31, 2006 were 352, down 13% from 406 units shipped during the same period last year. Shipments of gas motorhomes for the first quarter of 2006 were 368, down 8% compared to the 401 gas units sold during the same period last year. By comparison, industry-wide shipments of Class A motorhomes were down 20% in the first quarter, compared to the same quarter in 2005.

Tom Martini, National R. V. Holdings' chief financial officer explained, "As is typical during the first quarter, we experienced an increase in our accounts receivable as motorhomes that were sold at the Pomona, California FMCA show in the last half of March were not yet collected by the end of March. The $9.8 million increase in accounts receivable resulting from these sales was the primary cause of the increase in our line of credit balance, which grew to $19.9 million from $12.1 million at year-end. We continue to monitor production rates carefully to ensure a tight correlation to retail activity to avoid any excessive build-up in finished goods inventory."

CONFERENCE CALL

National R.V. Holdings' management team will host a live audio webcast to discuss its first quarter financial results and recent events. The webcast of the conference call will be held today at 10:00 a.m., PDT (1:00 p.m., EDT). To listen to the conference call via the Internet, please visit National R.V. Holdings' website at www.nrvh.com at least 10 minutes prior to the start of the call in order to register, download and install any necessary software.

ABOUT NATIONAL R.V. HOLDINGS, INC.

National R.V. Holdings, Inc., through its two wholly owned subsidiaries, National RV, Inc. (NRV) and Country Coach, Inc. (CCI), is one of the nation's leading producers of motorized recreation vehicles. NRV is located in Perris, California where it produces Class A gas and diesel motor homes under model names Dolphin, Islander, Sea Breeze, Surf Side, Tradewinds and Tropi-Cal. CCI is located in Junction City, Oregon where it produces high-end Class A diesel motor homes under the model names Affinity, Allure, Inspire, Intrigue, and Magna, and bus conversions under the Country Coach Prevost brand.

This release and other statements by the Company contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including statements about the Company's future expectations, performance, plans, and prospects, as well as assumptions about future events. Investors are cautioned that forward-looking statements are inherently uncertain. Actual performance and results may differ materially from that projected or suggested herein due to certain risks and uncertainties including, without limitation, the cyclical nature of the recreational vehicle industry; continuation of losses; seasonality and potential fluctuations in the Company's operating results; any material weaknesses in the Company's internal control over financial reporting or the failure to remediate any of the previously disclosed material weaknesses; any failure to implement required new or improved controls; the Company's ability to maintain its stock exchange listing; the Company's dependence on chassis suppliers; potential liabilities under dealer/lender repurchase agreements; competition; government regulation; warranty claims; product liability; and dependence on certain dealers and concentration of dealers in certain regions. Certain risks and uncertainties that could cause actual results to differ materially from that projected or suggested are set forth in the Company's Form 10-K and other filings with the Securities and Exchange Commission (SEC) and the Company's public announcements, copies of which are available from the SEC or from the Company upon request. ###

                          NATIONAL R.V. HOLDINGS, INC.
                           CONSOLIDATED BALANCE SHEETS
               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)


                                                                                           MARCH 31,       DECEMBER 31,
                                                                                             2006              2005
                                                                                        ----------------  ---------------
                                                                                          (UNAUDITED)

                                       ASSETS
Current assets:
   Cash and cash equivalents                                                            $            11   $           11
   Restricted cash                                                                                  201              201
   Receivables, less allowance for doubtful accounts of $436 and $392, respectively              31,278           21,533
   Inventories                                                                                   63,868           61,940
   Prepaid expenses                                                                               2,044            2,359
   Deferred income taxes                                                                          1,010            1,281
                                                                                        ----------------  ---------------
     Total current assets                                                                        98,412           87,325
   Property, plant and equipment, net                                                            38,628           38,457
   Other assets                                                                                   1,524            1,608
                                                                                        ----------------  ---------------
                                                                                        $       138,564   $      127,390
                                                                                        ================  ===============

                        LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Book overdraft                                                                       $         6,858   $        2,582
   Accounts payable                                                                              21,722           19,769
   Accrued expenses                                                                              25,828           26,722
   Current portion of capital leases                                                                 57               57
   Line of credit                                                                                19,947           12,059
                                                                                        ----------------  ---------------
     Total current liabilities                                                                   74,412           61,189
   Long-term portion of capital leases                                                              159              169
   Deferred income taxes                                                                          1,010            1,281
   Long-term accrued expenses                                                                     4,876            5,089
                                                                                        ----------------  ---------------
     Total liabilities                                                                           80,457           67,728
                                                                                        ----------------  ---------------



Stockholders' equity:
   Preferred stock - $0.01 par value; 5,000 shares authorized, 4,000 issued and
     outstanding                                                                                     --                --
   Common stock - $0.01 par value; 25,000,000 shares authorized, 10,339,484 issued
     and outstanding, respectively                                                                  103              103
   Additional paid-in capital                                                                    38,062           37,563
   Retained earnings                                                                             19,942           21,996
                                                                                        ----------------  ---------------
     Total stockholders' equity                                                                  58,107           59,662
                                                                                        ----------------  ---------------
                                                                                        $       138,564   $      127,390
                                                                                        ================  ===============


                          NATIONAL R.V. HOLDINGS, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)


                                                                                     THREE-MONTHS ENDED
                                                                                          MARCH 31,
                                                                             ------------------------------------
                                                                                   2006               2005
                                                                             -----------------  -----------------

Net sales                                                                    $        112,895   $        125,625
Cost of goods sold                                                                    107,568            120,010
                                                                             -----------------  -----------------
   Gross profit                                                                         5,327              5,615
                                                                             -----------------  -----------------
Selling expenses                                                                        3,254              3,639
General and administrative expenses                                                     3,745              3,252
                                                                             -----------------  -----------------
   Operating loss                                                                      (1,672)            (1,276)
Interest expense                                                                          424                277
Other income                                                                              (61)              (109)
                                                                             -----------------  -----------------
   Loss before income taxes                                                            (2,035)            (1,444)
Provision for income taxes                                                                19                  --
                                                                             -----------------  -----------------
Net loss                                                                     $         (2,054)  $         (1,444)
                                                                             =================  =================

Loss per common share:
   Basic                                                                     $          (0.20)  $          (0.14)
                                                                             =================  =================
   Diluted                                                                   $          (0.20)  $          (0.14)
                                                                             =================  =================

Weighted average number of shares:
   Basic                                                                               10,339             10,335
                                                                             =================  =================
   Diluted                                                                             10,339             10,335
                                                                             =================  =================


                          NATIONAL R.V. HOLDINGS, INC.
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (IN THOUSANDS)
                                   (UNAUDITED)

                                                                            THREE-MONTHS ENDED
                                                                                MARCH 31,
                                                                       -----------------------------
                                                                           2006           2005
                                                                       -------------- --------------

Cash flows from operating activities:
   Net loss                                                            $      (2,054) $      (1,444)
   Adjustments to reconcile net loss to net cash used in operating activities:
        Bad debt expense                                                          44             80
        Reserve and write down of inventories                                     88            121
        Depreciation and amortization                                          1,065            933
        Gain on asset disposal                                                    (6)           (19)
        Stock-based compensation                                                 499              --
        Changes in assets and liabilities:
          Increase in receivables                                             (9,789)       (16,161)
          Increase in inventories                                             (2,016)        (8,169)
          Decrease in prepaid expenses                                           315            209
          Increase in accounts payable                                         1,953         12,039
          Increase (decrease) in accrued expenses                             (1,107)           941
                                                                       -------------- --------------
        Net cash used in operating activities                                (11,008)       (11,470)
                                                                       -------------- --------------

Cash flows from investing activities:
   Decrease in restricted cash                                                     --            226
   Repayments on note receivable                                                   --            649
   Purchase of property, plant and equipment                                  (1,338)        (1,342)
   Proceeds from sale of assets                                                  127             20
   Decrease (increase) in other assets                                            65            (59)
                                                                       -------------- --------------
        Net cash used in investing activities                                 (1,146)          (506)
                                                                       -------------- --------------

Cash flows from financing activities:
   Increase in book overdraft                                                  4,276          8,944
   Principal payments on capital leases                                          (10)            (6)
   Net advances under line of credit                                           7,888          2,898
   Proceeds from issuance of common stock                                          --           140
                                                                       -------------- --------------
        Net cash provided by financing activities                             12,154         11,976
                                                                       -------------- --------------
Cash and cash equivalents, beginning of the year                                  11             11
                                                                       -------------- --------------
Cash and cash equivalents, end of period                               $          11  $          11
                                                                       ============== ==============
